                             MBL GROWTH FUND, INC.

To Our Shareholders and Variable Annuity Participants:

The US equity markets continued an unprecedented run in 1997 due in large part to sustained positive economic factors. These factors included strong economic growth, low inflation, stable interest rates, and a very strong labor market. The Standard & Poor's 500 Index, a generally accepted index of unmanaged equity securities, increased by 33.4% in 1997. This impressive year follows returns of 23.0% and 37.5% in 1996 and 1995, respectively.

MBL GROWTH FUND PERFORMANCE

We are pleased to report that MBL Growth Fund appreciated 31.1% for the year while maintaining a risk level of approximately 86% of the overall market. Michael Mullarkey, Managing Director of Markston Investment Management and the Fund's lead portfolio manager, discusses some of the major investments that shaped the Fund's 1997 results in the letter that follows.

The Board of Directors invites your suggestions and comments, and appreciates your continued support and confidence in the Fund.

                                          Sincerely,

                                         [SIG]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

January 31, 1998

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

Under Markston's management, the MBL Growth Fund returned 31.1% after expenses, versus 33.4% for the S&P 500. We estimate that the risk level in the Fund was 86.1% of the market during the year.

By the end of 1997, the US stock market as measured by the S&P 500 had essentially doubled in the prior three years. Selling by corporate insiders has recently been brisk. The employment rate has dropped to the point that wage inflation is a risk in the domestic economy. All of this leads us to doubt that the extraordinary gains we have enjoyed in the US equity markets are likely to continue much longer.

As equity managers, we have always paid attention to risk. This is reflected in the cash positions we have held and the diversification we have used while pursuing capital appreciation. Given the backdrop of a robustly priced equity market, the risks of domestic wage inflation and the dislocations in Southeast Asia, we will continue to seek opportunities for appreciation, while limiting the overall risk level of the portfolio, to the extent possible.

Looking back at 1997, some of our better performers for the year were Vulcan Materials, Schering-Plough, American Express, CVS and National Computer Systems.

VULCAN appreciated 67% for the year. The company was helped by a continuing profit recovery in its chemical operations as the price of caustic soda firmed. Also helping was speculation that Vulcan would be able to use its under-leveraged balance sheet to acquire additional quarry assets. Redlands, PLC, a British company with substantial quarry holdings in the US, was the subject of an unfriendly takeover attempt. For a short time it looked as though Vulcan might have been able to buy a part of Redlands. This opportunity, however, has passed.

SCHERING-PLOUGH rose 92% during 1997. During the year, the company took steps to extend its Claritin patent protection, benefited from favorable studies on Integrilin--a heart drug that it will license from Cor-- and, most importantly, filed a New Drug Application for Intron A with Rebetol for hepatitis C patients. An estimated 10 million individuals in major markets are infected with hepatitis C.

AMERICAN EXPRESS'S superb performance, up 56% for the year, was based on several factors. Early in the year, there were substantial stock repurchases by the company. During the year, earnings modestly exceeded expectations while restructuring and reserving continued. Finally, in the latter half of the year, there was speculation American Express might merge with Citibank to further widen their international leadership positions. Essentially, all the news was positive.

CVS was another good performer, appreciating 52% during the year. After merging with Revco, CVS emerged as one of the four leading national drug chains, with the potential to materially improve profitability. Late in the year, CVS benefited from a market move to higher quality, defensive securities, as the extent of the Asian currency and debt crises unfolded.

NATIONAL COMPUTER SYSTEMS, another large holding, appreciated 38% during the year and also materially contributed to performance. We believe that this was a function of excellent earnings growth as well as the market's recognition that Russ Gullotti, the new CEO, has improved the management infrastructure at the company. The company's focus on education, with its reliable revenue stream, also helped.

Our worst performer during the year was Eastman Kodak.

EASTMAN KODAK declined for a combination of reasons. Price competition from Fuji became intense during the summer. Earnings were hurt by losses in the digital photography area and excess staffing. Late in the year, the Board of Directors mandated a withdrawal from several digital photography endeavors and a 20% reduction in staffing. We had materially reduced our position prior to the full decline in Kodak. Since the staff reduction was announced, we have partially rebuilt the position.

We thank you for the continuing opportunity to manage your assets.

                                          Sincerely,

                                                         [SIG]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MBL GROWTH FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
1 Year                                      5 Year     10 Year
31.12%                                      20.66%      18.77%
                                   MBL Growth Fund     S&P 500
1987                                       $10,000     $10,000
1988                                       $12,761     $11,660
1989                                       $16,400     $15,345
1990                                       $15,526     $14,869
1991                                       $19,051     $19,389
1992                                       $21,846     $20,863
1993                                       $24,854     $22,970
1994                                       $25,383     $23,271
1995                                       $34,204     $32,004
1996                                       $42,608     $39,352
1997                                       $55,865     $52,480

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MBL GROWTH FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MBL GROWTH FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000 AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THIS FUND IS ONLY AVAILABLE FOR
PURCHASE BY INSURANCE COMPANY SEPARATE ACCOUNTS. DEDUCTIONS AND CHARGES, INCLUDING SALES CHARGES, APPLICABLE TO THE VARIOUS INSURANCE PRODUCTS THAT INVEST IN THE FUND, ARE NOT REFLECTED IN THIS GRAPH. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MBL Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MBL Growth Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 9, 1998

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
DECEMBER 31, 1997

ASSETS
Investments:
  Common stocks (cost $38,324,541).................................  $52,735,240
  Preferred stocks (cost $163,798).................................      359,562
  Corporate bonds (cost $173,728)..................................      254,874
  Short-term investments (cost $5,494,560).........................    5,494,560
                                                                     -----------
                                                                      58,844,236
Cash...............................................................       44,467
Dividends and interest receivable..................................       56,363
Other assets.......................................................        5,681
                                                                     -----------
        Total Assets...............................................   58,950,747
                                                                     -----------
LIABILITIES
Payable for investment securities purchased........................    1,413,448
Accrued investment advisory fee....................................       98,036
Accounts payable and accrued expenses..............................       17,829
                                                                     -----------
        Total Liabilities..........................................    1,529,313
                                                                     -----------
        Net Assets.................................................  $57,421,434
                                                                     -----------
                                                                     -----------

NET ASSETS
Capital stock (4,719,286 shares of $1.00 par value capital stock outstanding, 21,000,000 shares authorized).......................  $ 4,719,286
Paid-in capital....................................................   36,638,876
Accumulated undistributed net investment income....................       42,835
Accumulated undistributed net realized gain from security
  transactions.....................................................    1,332,828
Net unrealized appreciation of investments.........................   14,687,609
                                                                     -----------
        Net Assets.................................................  $57,421,434
                                                                     -----------
                                                                     -----------
Net asset value, offering price, and redemption price per share
  ($57,421,434  DIVIDED BY 4,719,286 shares of
  capital stock outstanding).......................................       $12.17
                                                                     -----------
                                                                     -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
YEAR ENDED DECEMBER 31, 1997

Investment Income:
  Dividends.........................................................  $  642,880
  Interest..........................................................     388,328
                                                                      ----------
                                                                       1,031,208
Expenses:
  Investment advisory fee...........................................     317,043
  Custodian.........................................................      70,922
  Audit.............................................................      25,100
  Legal.............................................................      20,809
  Transfer agent....................................................      19,317
  Printing..........................................................       8,848
  Insurance expense.................................................       8,038
  Directors' fees...................................................       7,500
  Miscellaneous.....................................................       3,136
  Filing Fees.......................................................       1,348
                                                                      ----------
                                                                         482,061
                                                                      ----------
        Net Investment Income.......................................     549,147
                                                                      ----------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions......................   8,153,532
  Increase in unrealized appreciation of investments................   5,261,720
                                                                      ----------
    Net Gain on Investments.........................................  13,415,252
                                                                      ----------
    Net Increase in Net Assets Resulting from Operations............  $13,964,399
                                                                      ----------
                                                                      ----------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.

                                                     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        1997           1996
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income...........................  $   549,147    $   861,048
  Net realized gain from security transactions....    8,153,532      6,498,070
  Increase in unrealized appreciation of
    investments...................................    5,261,720      1,938,476
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
      Operations..................................   13,964,399      9,297,594
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income............     (540,838)      (883,492)
  Distributions from net realized gain from
    security transactions.........................   (6,913,083)    (6,691,860)
                                                    ------------   ------------
    Total Distributions to Shareholders...........   (7,453,921)    (7,575,352)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions..................................    4,919,413      4,118,244
                                                    ------------   ------------
    Net Increase in Net Assets....................   11,429,891      5,840,486

NET ASSETS
  Beginning of year...............................   45,991,543     40,151,057
                                                    ------------   ------------
  End of year (including undistributed net
    investment income of $42,835 and $34,526,
    respectively).................................  $57,421,434    $45,991,543
                                                    ------------   ------------
                                                    ------------   ------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
DECEMBER 31, 1997

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            COMMON STOCKS (91.84%)

            CONSUMER NON-DURABLES (6.35%)
    92,295  Archer Daniels Midland Co..............................  $ 2,001,648
     3,400  Coca-Cola Co...........................................      226,525
    22,400  National Service Industries, Inc.......................    1,110,200
     3,400  Pete's Brewing Co.*....................................       13,813
     5,600  Quaker Oats Co.........................................      295,400
                                                                     -----------
                                                                       3,647,586
                                                                     -----------

            ENERGY (1.38%)
     6,000  Amoco Corp.............................................      510,750
       914  Apache Corp............................................       32,047
     3,000  Petroleum Helicopters, Inc., voting....................       66,750
     8,100  Petroleum Helicopters, Inc., non-voting................      182,250
                                                                     -----------
                                                                         791,797
                                                                     -----------

            FINANCIAL SERVICES (10.12%)
    51,467  Allmerica Financial Corp...............................    2,570,133
     6,600  American Express Co....................................      589,050
     9,900  Argonaut Group, Inc....................................      335,362
    17,168  First Union Real Estate Equity & Mortgage
              Investments..........................................      278,980
    11,900  Health Care Property Investors, Inc....................      449,969
    37,016  IRT Property Co........................................      437,251
     6,000  Northern Trust Corp....................................      418,500
    46,200  Reliance Group Holdings, Inc...........................      652,575
     3,500  USF&G Corp.............................................       77,219
                                                                     -----------
                                                                       5,809,039
                                                                     -----------

            HEALTH CARE (12.63%)
    48,900  Access Health, Inc.*...................................    1,418,100
     9,100  Biogen, Inc.*..........................................      331,012
     4,600  Cooper Companies, Inc.*................................      188,025
    14,800  Humana, Inc.*..........................................      307,100
    79,100  Pharmacia & Upjohn, Inc................................    2,897,038
    34,000  Schering-Plough Corp...................................    2,112,250
                                                                     -----------
                                                                       7,253,525
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            INDUSTRIAL (13.57%)
     2,000  Cummins Engine, Inc....................................  $   118,125
     8,300  Dravo Corp.*...........................................       91,300
     7,700  IMC Global, Inc........................................      252,175
    10,900  Lone Star Industries, Inc..............................      579,063
     2,300  Lubrizol Corp..........................................       84,813
    26,900  Minnesota Mining & Manufacturing Co....................    2,207,481
    21,600  Morgan Products Ltd.*..................................      114,750
    35,300  Ogden Corp.............................................      995,019
    12,800  Valspar Corp...........................................      408,000
    28,800  Vulcan Materials Co....................................    2,941,200
                                                                     -----------
                                                                       7,791,926
                                                                     -----------

            MEDIA/ENTERTAINMENT/LEISURE (12.42%)
    62,200  ACNielsen Corp.*.......................................    1,516,125
    31,100  Eastman Kodak Co.......................................    1,891,269
    47,400  Harte-Hanks Communications.............................    1,759,725
     6,650  Hasbro, Inc............................................      209,475
     8,500  Mattel, Inc............................................      316,625
    21,800  Nelson, Thomas Inc.....................................      252,063
     3,900  Time Warner, Inc.......................................      241,800
    15,400  Times Mirror Co., Series A.............................      947,100
                                                                     -----------
                                                                       7,134,182
                                                                     -----------

            MISCELLANEOUS (2.28%)
    25,200  Catalina Marketing Corp.*..............................    1,165,500
     4,500  Olsten Corp............................................       67,500
     6,100  Reading Entertainment, Inc.*...........................       74,725
                                                                     -----------
                                                                       1,307,725
                                                                     -----------

            RETAIL (8.55%)
    63,280  Burlington Coat Factory Warehouse Corp.................    1,040,165
    32,021  CVS Corp...............................................    2,051,345
    32,756  Cash America International, Inc........................      423,781
    42,500  Charming Shoppes, Inc.*................................      196,562
     6,800  Hartmarx Corp.*........................................       51,850
     3,600  Mazel Stores, Inc.*....................................       52,650
    15,100  Oshkosh B'Gosh, Inc., Class A..........................      483,200
    35,700  Vicorp Restaurants, Inc.*..............................      606,900
                                                                     -----------
                                                                       4,906,453
                                                                     -----------

MBL GROWTH FUND, INC.
DECEMBER 31, 1997

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            TECHNOLOGY (15.86%)
     3,500  Adobe Systems, Inc.....................................  $   143,937
    47,900  Avid Technology, Inc.*.................................    1,281,325
    13,000  Bay Networks, Inc.*....................................      332,312
     4,800  Calcomp Technology, Inc.*..............................       15,000
    55,900  Checkpoint Systems, Inc.*..............................      978,250
     7,500  Electronic Data Systems Corp...........................      329,531
    44,000  Glenayre Technologies, Inc.*...........................      434,500
    60,000  Global Directmail Corp.*...............................    1,038,750
     6,690  Imation Corp.*.........................................      107,040
     4,200  Integrated Systems, Inc.*..............................       57,750
     1,400  Intel Corp.............................................       98,262
     2,500  Motorola, Inc..........................................      142,656
    77,800  National Computer Systems, Inc.........................    2,742,450
    17,000  Shared Medical System Corp.............................    1,122,000
    31,100  3-D Systems Corp.*.....................................      186,600
     9,500  Xircom, Inc.*..........................................       95,594
                                                                     -----------
                                                                       9,105,957
                                                                     -----------

            UTILITIES (8.68%)
    21,800  Cinergy Corp...........................................      835,212
    36,480  Duke Power Co..........................................    2,020,080
     6,900  Eastern Utilities Assoc................................      181,125
    36,843  Houston Industries, Inc................................      983,248
    12,000  Northwest Natural Gas Co...............................      372,000
     7,000  Piedmont Natural Gas, Inc..............................      251,563
     5,401  Sprint Corp............................................      316,634
     1,500  UniSource Energy Corp.*................................       27,188
                                                                     -----------
                                                                       4,987,050
                                                                     -----------
            TOTAL COMMON STOCKS....................................   52,735,240
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            PREFERRED STOCKS (0.63%)

            MEDIA/ENTERTAINMENT/LEISURE (0.54%)
    15,622  News Corp. Ltd., limited voting*.......................  $   310,487
                                                                     -----------

            MISCELLANEOUS (0.09%)
     2,600  Craig Corp., Class A*..................................       49,075
                                                                     -----------

            TOTAL PREFERRED STOCKS.................................      359,562
                                                                     -----------

PRINCIPAL
  AMOUNT
----------

            CORPORATE BONDS (0.44%)
$  129,000  CII Financial, Inc., 7.50% conv. sub. deb., due
              September 15, 2001...................................      120,454
   143,000  National Education Corp., 6.50% conv. sub. deb., due
              May 15, 2011.........................................      134,420
                                                                     -----------

            TOTAL CORPORATE BONDS..................................      254,874
                                                                     -----------

            SHORT-TERM INVESTMENTS (9.57%)
 5,510,000  U.S. Treasury Bills, 5.01% to 5.31%, due January 8 to
              February 19, 1998....................................    5,494,560
                                                                     -----------
            TOTAL INVESTMENTS (102.48%)............................   58,844,236
            Liabilities in excess of other assets (2.48%)..........   (1,422,802)
                                                                     -----------
            NET ASSETS (100.00%)...................................  $57,421,434
                                                                     -----------
                                                                     -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC.

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable annuity contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost, which approximate market value are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1997, the basic advisory fee amounted to $261,146. The actual fee amounted to $317,043 which reflected an upward performance adjustment of $55,897.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director in 1997 was paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $7,500. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
At December 31, 1997, MBL Life owned 92,161 Fund shares. In addition, 4,627,125 Fund shares are held by MBL Life Separate Accounts, for the benefit of variable annuity contract holders.

NOTE D  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                    Year Ended December 31,    Year Ended December 31,
                                                             1997                       1996
                                                   -------------------------  -------------------------
                                                     Shares       Amount        Shares       Amount
                                                   ----------  -------------  ----------  -------------
Shares sold......................................      41,036  $     518,989      46,710  $     504,068
Shares issued in reinvestment of income dividends
 and capital gain distributions..................     618,566      7,453,921     713,719      7,575,352
                                                   ----------  -------------  ----------  -------------
                                                      659,602      7,972,910     760,429      8,079,420
Less shares repurchased..........................    (247,466)    (3,053,497)   (361,268)    (3,961,176)
                                                   ----------  -------------  ----------  -------------
Net increase in number of shares outstanding and
 net assets resulting from capital share
 transactions....................................     412,136  $   4,919,413     399,161  $   4,118,244
                                                   ----------  -------------  ----------  -------------
                                                   ----------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases and proceeds from sales of investments during the year ended December 31, 1997, other than short-term investments, aggregated $28,755,971 and $27,679,722, respectively.

The identified cost of investments owned at December 31, 1997 for federal income tax purposes was $44,156,627. At December 31, 1997, gross unrealized appreciation of investments was $15,694,068, and gross unrealized depreciation of investments was $1,006,459 resulting in net unrealized appreciation of $14,687,609, for federal income tax purposes.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                            YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                  1997      1996      1995      1994      1993
                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of
  Year........................  $10.68    $10.27    $ 8.36    $ 9.55    $ 9.36
                                --------  --------  --------  --------  --------
Net investment income.........    0.13      0.23      0.26      0.21      0.17
Net realized and unrealized
  gain (loss) on
  investments.................    3.16      2.24      2.59     (0.01)     1.10
                                --------  --------  --------  --------  --------
Net increase in net assets
  from operations.............    3.29      2.47      2.85      0.20      1.27
                                --------  --------  --------  --------  --------
Dividends from net investment
  income......................   (0.13)    (0.24)    (0.26)    (0.21)    (0.17)
Distributions from net
  realized gain from security
  transactions................   (1.67)    (1.82)    (0.68)    (1.18)    (0.91)
                                --------  --------  --------  --------  --------
Total distributions...........   (1.80)    (2.06)    (0.94)    (1.39)    (1.08)
                                --------  --------  --------  --------  --------
Net Asset Value, End of
  Year........................  $12.17    $10.68    $10.27    $ 8.36    $ 9.55
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Total Return..................   31.12%    24.57%    34.75%     2.13%    13.77%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Ratios/Supplemental Data:
Net Assets, End of Year
(thousands)...................  $57,421   $45,992   $40,151   $32,000   $35,864
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Ratio of Expenses to Average
  Net Assets..................    0.92%     0.83%     0.86%     1.13%     1.20%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Ratio of Net Investment Income
  to Average Net Assets.......    1.05%     2.07%     2.73%     2.15%     1.67%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio Turnover Rate.......   60.47%    65.37%    47.49%    78.29%    47.46%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Average Commission Rate
  Paid........................  $0.0228   $0.0250    --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                      Per Share
                             ----------------------------
                               Dividends
                 Net asset     from net        Capital
                   value      investment        gains
  Year ended     per share      income      distributions
---------------------------------------------------------
 December 31,
     1982        $   10.30            --             --
 December 31,
     1983            12.67   $       .15    $       .05
 December 31,
     1984            11.20           .51           1.11
 December 31,
     1985            12.73           .46            .99
 December 31,
     1986            14.28           .38            .61
 December 31,
     1987            11.69           .59           1.96
 December 31,
     1988            14.06           .44           .385
 December 31,
     1989            17.18           .47            .42
 December 31,
     1990            15.45           .58            .25
 December 31,
     1991            11.00           .66           7.17
 December 31,
     1992             9.36           .31           2.89
 December 31,
     1993             9.55           .17            .91
 December 31,
     1994             8.36           .21           1.18
December 31,
1995                 10.27           .26            .68
December 31,
1996                 10.68           .24           1.82
December 31,
1997                 12.17           .13           1.67
---------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1997:

INVESTMENTS ADDED
Adobe Systems, Inc.
Access Health, Inc.
ACNielsen Corp.
Allmerica Financial Corp.
Archer Daniels Midland Co.
Avid Technology, Inc.
Bay Networks, Inc.
Biogen, Inc.
CVS Corp.
Catalina Marketing Corp.
Charming Shoppes, Inc.
Checkpoint Systems, Inc.
Cummins Engine, Inc.
Dravo Corp.
Duke Power Co.
INVESTMENTS ADDED (CONTINUED)
Glenayre Technologies, Inc.
Global Directmail Corp.
Harte-Hanks Communications
Hartmarx Corp.
Heritage Media Corp.
Houston Industries, Inc.
Humana, Inc.
Integrated Systems, Inc.
Mazel Stores, Inc.
News Corp. Ltd. (preferred)
Olsten Corp.
Pete's Brewing Co.
Pharmacia & Upjohn, Inc.
Reliance Group Holdings, Inc.
Schering-Plough Corp.
3-D Systems Corp.
Tupperware Corp.
UniSource Energy Corp.
Wang Laboratories, Inc. (warrants)
Xircom, Inc.

INVESTMENTS ELIMINATED

Allegheny Teledyne, Inc.
Allmerica Property & Casualty Companies, Inc.
American Greetings Corp., Class A
Avnet Inc.
Data General Corp.
Dean Witter Government Income Trust
Heritage Media Corp.
Medpartners, Inc.
National Education Corp.
Noram Energy Corp.
Novell, Inc.
PanEnergy Corp.
Quaker State Corp.
Quest for Value Dual Purpose Fund, Inc.
 (income and capital shares)
Revco D.S., Inc.
Sequent Computer Systems, Inc.
Showbiz Pizza Time, Inc.
Storage Technology Corp.
Symantec Corp.
360 Communications Co.
Tupperware Corp.
Universal International, Inc.
Wang Laboratories, Inc. (warrants)
Wilmington Trust Corp.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (2-98)
15152

Annual Report

December 31, 1997

MBL GROWTH FUND, INC.

                                 Distributed by

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